INTERCREDITOR AGREEMENT

         INTERCREDITOR AGREEMENT, dated as of May 13, 2004 (as amended from time to time, the "AGREEMENT"), by and between JP Morgan Trust Company, National Association, as successor to Bank One, National Association ("BANK ONE"), a national banking association, not in its individual capacity but solely as trustee (the "TRUSTEE") under the Junior Agreement (as defined below), as junior collateral agent for the Trustee and the holders of the Senior Second Notes (as defined below) (in such capacity, together with its successors and assigns in such capacity, the "JUNIOR COLLATERAL AGENT"), and Wells Fargo Foothill, Inc., a California corporation ("WFF"), as the arranger and administrative agent for the Senior Lenders (as defined below) (in such capacity, together with its successors and assigns in such capacity, the "SENIOR AGENT"). The holders from time to time of the Senior Second Notes, the Trustee and the Junior Collateral Agent are collectively referred to herein as the "JUNIOR CREDITORS".

                                 R E C I T A L S

         A. Pursuant to a Loan and Security Agreement dated as of May 13, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") by and among Evergreen International Aviation, Inc., an Oregon corporation (the "PARENT"), certain subsidiaries and affiliates of Parent that are party thereto (each a "BORROWER" and individually and collectively, jointly and severally, the "Borrowers"), and the Senior Creditors, the Senior Creditors have agreed to extend certain financial accommodations in an aggregate amount not to exceed $100,000,000 available to the Borrowers, subject to the terms and conditions set forth therein.

         B. Pursuant to a General Continuing Guaranty dated as of May 13, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "GUARANTY") executed and delivered by Parent and certain subsidiaries and affiliates of Parent that are party thereto (together with Parent, each a "GUARANTOR" and individually and collectively, the "GUARANTORS"), in favor of the Senior Agent, the Guarantors have guarantied the obligations of the Borrowers under the Credit Agreement and the other Senior Documents (as defined below). The Borrowers and the Guarantors are sometimes hereinafter referred to individually as an "OBLIGOR" and collectively as the "OBLIGORS."

         C. Pursuant to an Indenture dated as of May 16, 2003 (the "JUNIOR AGREEMENT") by and among the Obligors and Bank One and the other Junior Documents (as defined below), Parent issued the Senior Secured Notes (as defined below).

         D. The obligations of the Obligors under the Credit Agreement and the other Senior Documents (as defined below) are being secured on a first-priority basis by security interests and liens on the assets and properties described in the Credit Agreement (the "COLLATERAL") pursuant to the Senior Collateral Documents (as defined below).

         E. The obligations of the Obligors under the Junior Agreement and the other Junior Documents (as defined below) are being secured on a second-priority basis by the Collateral pursuant to the Junior Documents (as defined below).

         F. The parties hereto agree that the Liens in favor of the Senior Agent under the Senior Documents shall be senior to the Liens in favor of the Junior Collateral Agent under the Junior Documents.

         G. It is a condition to the extension of the credit facilities to be made available by the Senior Creditors that the Junior Collateral Agent, acting on behalf of the Junior Creditors, enter into this Agreement.

                                A G R E E M E N T

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
                         DEFINITIONS AND RELATED MATTERS
1.01 DEFINITIONS. Terms with initial capital letters not otherwise defined herein (including "DEFAULT," "EVENT OF DEFAULT," "OBLIGATIONS" and "LIEN") have the respective meanings set forth in the Credit Agreement. In addition, the following terms with initial capital letters have the following meanings:

         "AGREEMENT" is defined in the Preamble.

         "AIRCRAFT SECURITY AGREEMENT" means that certain Aircraft Security Agreement of even date herewith, executed and delivered by certain Subsidiaries of Parent in favor of Senior Agent and contemporaneously recorded with the Federal Aviation Administration.

         "BANKRUPTCY CODE" means Title 11 of the United States Code (11 U.S.C.
Section 101 ET SEQ.), as amended from time to time, or any successor statute.

         "BORROWER" and "BORROWERS" are defined in the Recitals and include their permitted successors and assigns.

         "COLLATERAL" is defined in the Recitals.

         "CONTINGENT SENIOR DEBT" means Senior Debt that is contingent or otherwise unmatured, whether such Senior Debt is in the form of reimbursement obligations with respect to undrawn letters of credit, reimbursement or indemnity obligations with respect to guaranties or other assurances of payment, or otherwise. The amount of any Contingent Senior Debt at any time shall be equal to claims in existence at such time or an amount payable thereunder upon removal of all contingencies or maturity, as the case may be.

         "CREDIT AGREEMENT" is defined in the Recitals.

         "CREDITOR" means any of the Senior Creditors and any of the Junior Creditors.

         "FORECLOSURE ACTION" means, with respect to any Creditor, any action to foreclose upon or enforce a Lien against particular property, including commencing judicial or non-judicial foreclosure proceedings, exercising any other remedy with respect to any item of real or personal property included in the Collateral, exercising any rights afforded to secured creditors in a case under the Bankruptcy Code (including those under Section 361, 362 or 363 thereof), or taking any action under the Bankruptcy Code that directly relates to or directly affects any Collateral, other than any such action that relates to or affects (a) the perfection or maintenance of the perfection of any Collateral or (b) all or substantially all the property of the bankruptcy estate.

         "FULLY CASH COLLATERALIZED" means, with respect to any Contingent Senior Debt, that such Senior Debt shall have been fully secured by a first priority Lien on cash collateral in an amount equal to the amount of such Senior Debt.

         "GOVERNMENTAL APPROVAL" means any authorization, approval, permit or license of or by or filing with any Governmental Authority.

         "GOVERNMENTAL AUTHORITY" means any nation, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including any tribunal or arbitrator(s) of competent jurisdiction.

         "GUARANTOR" and "GUARANTORS" are defined in the Recitals.

         "GUARANTY" is defined in the Recitals.

         "INSOLVENCY OR LIQUIDATION PROCEEDING" means (i) any insolvency or bankruptcy case or proceeding (including any case under the Bankruptcy Code), or any receivership, liquidation, reorganization or other similar case or proceeding relative to any Obligor or any of their respective Subsidiaries, or to their respective assets, (ii) any liquidation, dissolution, reorganization or winding up of any Obligor or any Subsidiary of any Obligor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Obligor or any Subsidiary of any Obligor.

         "JUNIOR COLLATERAL AGENT" is defined in the Preamble.

         "JUNIOR AGREEMENT" is defined in the Recitals.

         "JUNIOR CREDITORS" is defined in the Preamble and includes their respective permitted successors and assigns and any other permitted holder of Junior Debt.

         "JUNIOR DEBT" means any and all present and future obligations and liabilities of every type or description of the Obligors to the Junior Creditors pursuant to the Junior Documents, or any Person entitled to indemnification, arising under or in connection with the Junior Documents, whether for principal, premium, interest, letter of credit or other reimbursement obligations, cash collateral cover, fees, expenses, subrogation claims, indemnities or other amounts (including attorneys' fees and expenses), in each case whether due or not due, direct or indirect, joint or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code

(including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable. For the sake of clarity, "Junior Debt" shall specifically include all obligations and liabilities of the Obligors under or pursuant to the Indenture, the Senior Second Notes and the Junior Documents and all increases, renewals, extensions and refinancings thereof.

         "JUNIOR DOCUMENTS" means the Junior Agreement and the Security Agreement dated as of May 16, 2003 which was recorded by the Federal Aviation Administration on June 12, 2003 and assigned Conveyance No. JJ 001560 among the Obligors and the Junior Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time (the "JUNIOR SECURITY AGREEMENT") and all security agreements, pledge agreements, deeds of trust, mortgages and other instruments, agreements and documents executed at any time pursuant thereto or in connection therewith, including all amendments thereto.

         "JUNIOR LIENS" means the Liens on the Collateral created under the Junior Documents, securing payment and performance of all or any Junior Debt, and all replacements, renewals and other modifications of such Liens.

         "OBLIGOR" and "OBLIGORS" are defined in the Recitals.

         "PAID IN FULL" and "PAYMENT IN FULL" mean, with respect to any Senior Debt, that (i) such Senior Debt has been indefeasibly paid in full in cash in such currency as may be specified in the applicable Senior Documents, or, in the case of Contingent Senior Debt, such Senior Debt has been Fully Cash Collateralized, or (ii) the Senior Creditors have otherwise accepted an amount as full payment of the Senior Debt.

         "REALIZATION" means any Foreclosure Action or other realization upon Collateral, including any payment or distribution of assets of any Obligor or any Subsidiary of any Obligor that is attributable to Collateral (or the proceeds thereof) or a secured claim in the event of any distribution of assets or dissolution, winding up, liquidation, reorganization, readjustment of indebtedness, sale of all or substantially all the assets, or marshalling of assets, of any Obligor or any Subsidiary of any Obligor (whether in any Insolvency or Liquidation Proceeding or otherwise).

         "SENIOR AGENT" is defined in the Preamble and includes its successors and assigns.

         "SENIOR COLLATERAL" is defined in Section 3.03.

         "SENIOR CREDITORS" means, individually and collectively, each of the Senior Lenders and Senior Agent.

         "SENIOR DEBT" means any and all present and future obligations (including the Obligations and the Secured Obligations(as defined in the Guarantor Security Agreement)) and liabilities of every type or description of the Obligors to the Senior Creditors pursuant to the Senior Documents, or any Person entitled to indemnification, arising under or in connection with the Senior Documents, whether for principal, premium, interest, letter of credit or other reimbursement obligations, cash collateral cover, fees, expenses, subrogation claims, indemnities or other amounts (including attorneys' fees and expenses), in each case whether due or not due, direct or indirect, joint or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable. For the sake of clarity, "Senior Debt" shall specifically include all obligations and liabilities of the Obligors under or pursuant to the Senior Documents and all increases, renewals, extensions and refinancings thereof.

         "SENIOR DOCUMENTS" means the Credit Agreement, the Aircraft Security Agreement and all promissory notes, reimbursement agreements, guaranties, security agreements, pledge agreements, deeds of trust, mortgages and other instruments, agreements and documents executed at any time pursuant thereto or in connection therewith, including all amendments thereto.

         "SENIOR LENDERS" means the lenders that are identified on the signature pages of the Credit Agreement, together with their respective permitted successors and assigns.

         "SENIOR LIENS" means the Liens on the Collateral created under the Senior Documents, securing payment and performance of all or any Senior Debt, and all replacements, renewals and other modifications of such Liens.

         "SENIOR SECOND NOTES" means the Parent's second secured notes due 2010 issued pursuant to the Indenture. 1.02 RELATED MATTERS. (a) DETERMINATIONS. All references herein to "discretion" of any Senior Creditor (or terms of similar import) shall mean "absolute and sole discretion." (b) SEVERABILITY. If any provision of this Agreement or any right hereunder shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision or right shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions herein or any right granted hereby or the validity, legality or enforceability of such provision or right in any other jurisdiction.
(c) NO PARTY DEEMED DRAFTER. None of the parties to this Agreement shall be deemed to be the drafter of this Agreement, and this Agreement shall not be interpreted in favor of or against any party hereto. (d) RECITALS PART OF AGREEMENT. The Recitals are part of the agreement of the parties to this Agreement.

         1.03 CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified

                                   ARTICLE II
                             TERMS OF SUBORDINATION

         2.01 SUBORDINATION OF JUNIOR LIENS. The Junior Collateral Agent, for itself and its successors and assigns and as the collateral agent for the benefit of the Trustee and the holders of the Senior Second Notes, agrees that
(a) to the extent and in the manner provided in this Agreement, all Junior Liens shall be subordinate and junior to the Senior Liens, (b) the subordination is for the benefit of the Senior Creditors, (c) the Senior Creditors shall conclusively be deemed to have extended or acquired the Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guarantied, in reliance upon the covenants and provisions contained in this Agreement and (d) the provisions of this Agreement apply notwithstanding anything to the contrary in the Junior Documents.

         2.02 CERTAIN TERMS OF SUBORDINATION.

         (a) Except as otherwise specifically provided herein, the Junior Liens shall at all times be and remain unconditionally subordinate, junior and subject to the Senior Liens, and the Senior Liens shall at all times be and remain unconditionally superior, senior and prior in right of payment and enforcement to the Junior Liens, regardless of (i) the order or time as of which any such Liens are granted or attach to any or all of the Collateral, (ii) the order or time of Uniform Commercial Code, Federal Aviation Administration, the United States Patent and Trademark Office or other filings or recordings, physical possession of any of the Collateral or other steps of perfection, and (iii) whether the Senior Debt secured by the Senior Liens is outstanding on the date hereof or hereafter incurred or arising and, if hereafter incurred or arising, whether incurred or arising pursuant to commitment or otherwise.

         (b) The subordination hereunder applies regardless of the legality, validity or enforceability of the Senior Debt or the Senior Documents or the legality, validity, enforceability or perfection of the Senior Liens.

         (c) The Junior Creditors shall pay over or deliver to the Senior Agent, and segregate and hold in trust for the benefit of the Senior Creditors until paid or delivered, any payment or distribution of any character, direct or indirect, whether in cash, securities or other property, received by the Junior Creditors as a result of any Realization with respect to any Junior Lien or any Collateral or any other payment or distribution of or on account of any Junior Lien or Collateral or any proceeds thereof (including proceeds of any sale or other disposition of Collateral). To the extent it is legally permitted to do so, the Senior Agent shall apply any such payment or distribution (i) first to the payment of all Senior Debt until paid in full and (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to the Junior Collateral Agent for payment of the Junior Debt.

         (d) Senior Agent will be free to exercise in such manner and order as it elects in its discretion (including any judicial or non-judicial foreclosure on any real estate Collateral), fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of Senior Agent with respect to the Collateral. Without limiting the foregoing, the Junior Collateral Agent waives the right to commence any legal action or assert in any legal action or any Insolvency or Liquidation Proceeding any claim against the Senior Creditors seeking damages from the Senior Creditors or other relief, by way of specific performance, injunction or otherwise, with respect to any action taken or omitted by the Senior Agent or Senior Creditors with respect to the Collateral other than any such action by the Senior Agent or Senior Creditors that the Junior Collateral Agent reasonably believes violates applicable law.

         (e) No Senior Creditor shall have any obligation or duty, nor shall any Junior Creditor have any right to direct any Senior Creditor, to see to the application of the proceeds of any advance to any Borrower or any other Obligor, to retain, perfect, protect, waive or release the Senior Lien on any Collateral, to take or refrain from taking any Foreclosure Action or to engage in any other Realization with respect to any Collateral, to act or refrain from acting with respect to any Default or Event of Default, to act or refrain from acting with respect to the collection of any claim from any account debtor, guarantor or any other party or otherwise to exercise or refrain from exercising any rights or remedies in respect of any Borrower or any other Obligor or any of their respective Subsidiaries, any Senior Lien or any Collateral. The Junior Creditors expressly agree that the Senior Agent will have the unfettered right in accordance with applicable law to release (whether intentionally, negligently or otherwise) any Senior Lien on any or all Collateral at any time and from time to time and that the Senior Agent shall be entitled to receive and apply upon the Senior Debt any and all proceeds that it may receive in consideration of any such release. Without limitation, the Junior Collateral Agent waives the right to commence any legal action or assert in any legal action or any Insolvency or Liquidation Proceeding any claim against any Senior Creditor seeking damages from such Senior Creditor or other relief, by way of specific performance, injunction or otherwise, with respect to any action taken or omitted by the Senior Agent or any other Senior Creditor in accordance with this Agreement and applicable law.

         (f) The Junior Collateral Agent agrees that if at any time (i) the Senior Agent shall release its Senior Lien on any Collateral, other than a release as a result of or in connection with the Senior Debt being Paid in Full, or (ii) for any other reason whatsoever any Senior Lien ceases to be legal, valid, binding or enforceable or the Lien otherwise ceases to be in full force and effect, other than as a result of the Senior Debt being Paid in Full, then
(A) in a case described in clause (i) above, upon the written request of the Senior Agent, the Junior Collateral Agent shall, simultaneously with the release of the Senior Lien, release the Junior Lien against the particular Collateral to the same extent and (B) in the case described in clause (ii) above, the Junior Lien against the particular Collateral shall be deemed automatically released. In the event the Senior Agent releases its Senior Lien in connection with the Payment in Full of the Senior Debt, the Junior Lien shall be released unless at such time there exists an Event of Default under the Junior Agreement, in which event the Junior Liens will be released only as to the Collateral or any portion thereof was disposed of in order to repay the Senior Debt.

         (g) Instead of foreclosing the Senior Liens on any real estate Collateral or exercising any other rights and remedies under the Senior Documents, the Senior Agent may require the relevant Obligor to deliver a deed in lieu of foreclosure or any similar instrument intended to convey title to the Collateral to the Senior Creditors or any nominee of the Senior Creditors, and the Junior Liens on such Collateral shall be extinguished by the execution and delivery of such deed or instrument and shall be without any further force and effect, without any further action on the part of any Person.

         (h) (i) The Junior Collateral Agent agrees that if the Senior Creditors amend, modify or waive compliance with any provision of the Credit Agreement or any of the other Loan Documents relating to the Collateral, including any provision of Articles IV, V, VI or VII of the Credit Agreement, then the corresponding provision in the Junior Security Agreement shall be automatically amended, modified or waived to the same extent without the consent of, or any action taken by, the Junior Collateral Agent or any Obligor; provided that nothing herein shall (A) be construed as a waiver of any "Default" or "Event of Default" as such terms are defined in the Junior Agreement or (B) except as permitted by the Junior Documents, subordinate the Junior Liens to any other Lien.

         (ii) Notwithstanding the foregoing in clause (i), upon the Payment in Full of all Senior Debt, all such amendments and modifications described above shall no longer be effective and the terms and provisions of the Junior Security Agreement shall be automatically reinstated (except for those terms and provisions of the Junior Security Agreement that were amended in accordance with the terms thereof) without the consent of any Obligor

         2.03 FORBEARANCE BY JUNIOR CREDITOR. Until Payment in Full of the Senior Debt, the Junior Collateral Agent agrees to forbear and not take any Foreclosure Action with respect to Collateral, unless the Senior Agent shall have consented thereto in writing, which consent may be withheld for any or no reason in the discretion of the Senior Agent. Until Payment in Full of the Senior Debt, the Junior Collateral Agent hereby specifically waives (i) the right to seek relief from the automatic stay under Section 362 of the Bankruptcy Code in respect of Collateral (including proceeds) without the prior written consent of the Senior Agent, (ii) the right to seek adequate protection in respect of Collateral (including proceeds) under Section 361 or 363 of the Bankruptcy Code, unless (and then only to the extent that) the Senior Agent seeks such protection and then only to the extent consistent with the subordinated position of the Junior Collateral Agent, (iii) the right to take a position inconsistent with or contrary to that of the Senior Creditors (including a position by the Senior Creditors to take no action) if any Obligor or any of their respective Subsidiaries seeks to use, sell or lease Collateral (including proceeds) under Section 363 of the Bankruptcy Code, and (iv) the right to receive any additional collateral (including any "super priority" or equal or "priming" or replacement Lien) for the Junior Debt except Junior Liens granted by any Obligor to the Junior Collateral Agent in connection with the grant by any Obligor of Senior Liens to the Senior Agent.

                              ARTICLE III CERTAIN
                             WAIVERS AND AGREEMENTS

         3.01 RELATIVE RIGHTS; ETC.

         (a) Nothing in this Agreement is intended to or shall:

              (i) impair, as between the Obligors and the Junior Creditors, the obligation of the Obligors, which is absolute and unconditional, to pay all principal, premium, interest and other amounts constituting or payable with respect to Junior Debt as and when the same shall become due and payable in accordance with the terms of the Junior Debt, or the right of the Junior Creditors to declare a default or event of default, accelerate the Junior Debt or institute proceedings for the enforcement of such payment on or after the date such payment becomes due;

              (ii) adversely affect the relative rights against the Obligors of the Junior Creditors and other creditors of the Obligors; or

              (iii) except as set forth in this Agreement, prevent the Junior Creditors from exercising all remedies otherwise permitted by Applicable Law (whether at law or in equity) upon a default or event of default under the terms of the Junior Debt.

         (b) Without limitation, if any Obligor fails because of this Agreement to pay principal of or interest on the Junior Debt on the due date, such failure shall still be considered a payment default or payment event of default under such Junior Debt, as the case may be.

         3.02 PROVISIONS TO EFFECTUATE SUBORDINATION OF JUNIOR LIENS.

         (a) If, notwithstanding the provisions of Sections 2.02 and 2.03, any Junior Creditor shall have received any direct or indirect payment or distribution of any kind or character, whether in cash, securities or other property, in contravention of such provisions, then, unless and until such payment or distribution is no longer prohibited by this Agreement, such payment or distribution shall be held in trust for the Senior Creditors and shall be promptly paid over to the Senior Agent, for application to the payment of the Senior Debt, until all Senior Debt shall have been Paid in Full, after giving effect to any concurrent payments or distributions with respect to Senior Debt to or for the benefit of the Senior Creditors.

         (b) The Junior Collateral Agent shall duly and promptly take such actions as the Senior Agent may request (i) to execute and deliver to the Senior Agent such assignments or other instruments as may be requested in order to enable the Senior Creditors to enforce any and all claims with respect to the Collateral, (ii) to collect and receive any and all payments and distributions that may be payable or deliverable with respect to the Collateral, and (iv) to enable the Senior Creditors to exercise the rights and remedies of the Senior Creditors hereunder or to carry out the provisions and intent of this Agreement.

         (c) The Junior Collateral Agent hereby irrevocably appoints the Senior Agent and its employees and agents as the Junior Collateral Agent's true and lawful attorneys-in-fact, with full power of substitution, to (i) do all things required to be done by the Junior Collateral Agent under this Agreement, and
(ii) enable the Senior Creditors to exercise the rights and remedies of the Senior Creditors hereunder or to carry out the provisions and intent of this Agreement.

         (d) The Junior Collateral Agent agrees not to (i) take, or cause to be taken, any action (A) to challenge the legality, validity, enforceability, or amount of the Senior Debt or the legality, validity, enforceability, perfection or priority of the Senior Liens or (B) the purpose or effect of which would give the Junior Lien a preference or priority over the Senior Lien, (ii) induce any other Person to take such action or (iii) cooperate with any other Person in taking such action.

         (e) To the extent permitted by Applicable Law, the following notice of the subordination provisions contained herein will be given in UCC and other public filings; PROVIDED, however, the Junior Collateral Agent shall not be responsible for preparing or filing any such UCC or other public filings:

                  "Pursuant to the terms of an Intercreditor Agreement, dated as of May 13, 2004, the security interests evidenced hereby are subject to, and expressly subordinated to, liens in favor of Wells Fargo Foothill, Inc., as senior collateral agent."

         3.03 NATURE OF AGREEMENT. This Agreement is independent of and not in consideration of or contingent upon the liability of any Obligor or any other Person directly or indirectly liable on the Senior Debt or any portion thereof and this Agreement may be enforced and a foreclosure or other action may be taken with respect to any Collateral, whether or not action is brought or prosecuted against any Borrower or any other Obligor or whether any Borrower or any other Obligor is joined in any such action or any Foreclosure Action or other action is taken with respect to any other collateral for the Senior Debt (together with the Collateral, the "SENIOR Collateral"). This Agreement shall be construed as continuing, absolute and unconditional without regard to:

         (a) the legality, validity or enforceability of the Credit Agreement, the Guaranty, or any other Senior Document, or any Senior Debt, any Lien or Senior Collateral;

         (b) any defense (other than payment), setoff or counterclaim that may at any time be available to any Borrower or any other Obligor against, and any right of setoff at any time held by, any Senior Creditor;

         (c) any act or failure to act on the part of any Obligor or any Senior Creditor, or any noncompliance by any Obligor with the provisions and covenants of, or any other default under, the Credit Agreement or any other Senior Document, regardless of any knowledge thereof that any Senior Creditor may have or be otherwise charged with; or

         (d) any other circumstance whatsoever (with or without notice to or knowledge of the Junior Creditors or any Obligor), whether or not similar to any of the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower or any other Obligor for the Senior Debt, in bankruptcy or in any other instance.

         3.04 AUTHORIZATION. Senior Creditors shall have the right, without notice to or further assent by the Junior Collateral Agent, and without affecting the Junior Collateral Agent's liability hereunder (regardless of whether any subrogation or similar right that the Junior Collateral Agent may have notwithstanding Section 3.06 or any other right or remedy of the Junior Collateral Agent is extinguished or impaired or the ultimate recovery by the Junior Collateral Agent is reduced or eliminated) or the priority of the Senior Liens over the Junior Liens with respect to the Collateral, from time to time to:

         (a) permit any Obligor to terminate, release, compromise, extend, accelerate or otherwise change the amount or time, manner or place of payment of, or rescind any demand for payment or acceleration of, the Senior Debt or any part thereof (including increasing or decreasing the rate of interest thereon), or otherwise amend the terms and conditions of the Credit Agreement or any other Senior Document or any provisions thereof;

         (b) take and hold Senior Collateral from any Obligor or any other Person, perfect or refrain from perfecting a Lien on such Senior Collateral, and exchange, enforce, release (whether intentionally or unintentionally), or take or fail to take any other action in respect of, any such Senior Collateral or Lien or any part thereof;

         (c) exercise in such manner and order as it elects in its discretion (including any judicial or non-judicial foreclosure on any real estate collateral), fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of such Senior Creditor against any Borrower or any other Obligor or any Senior Collateral;

         (d) release, add or settle with any such other Obligor in respect of the Guaranty or the Senior Debt;

         (e) accept partial payments on the Senior Debt and apply any and all payments or recoveries from any Obligor or Collateral to such of the Senior Debt as any Senior Creditor may elect in its discretion, whether or not such Senior Debt is otherwise secured or guarantied; and

         (f) refund at any time, at such Senior Creditor's discretion, any payments or recoveries received by such Senior Creditor in respect of any Senior Debt or Senior Collateral.

         The Senior Creditors shall not be subject to any liability on account of taking or refraining from taking any action referred to in this Section or
Section 3.03 or otherwise permitted hereunder.

         3.05 CERTAIN WAIVERS. The Junior Collateral Agent waives:

         (a) the right to require the Senior Creditors to proceed against any Borrower or any other Obligor, to proceed against or exhaust any Senior Collateral or to pursue any other remedy in any Senior Creditor's power whatsoever and the right to have the property of any Borrower or any other Obligor first applied to the discharge of the Senior Debt;

         (b) all rights and benefits under any applicable law purporting to reduce a guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in other respects more burdensome than that of the principal;

         (c)any requirement for marshalling of assets by the Senior Creditors in connection with any foreclosure of the Senior Liens on any Collateral (including the proceeds thereof) or any other Realization and any other principle of election of remedies;

         (d) any right to assert against any Senior Creditor any defense (legal or equitable), setoff, counterclaim and other right that the Junior Creditor may now or any time hereafter have against any Borrower or any other Obligor;

         (e) presentment, demand for payment or performance (including diligence in making demands hereunder), notice of dishonor or nonperformance, protest, acceptance and notice of acceptance of this Agreement, and all other notices of any kind , including (A) notice of the existence, creation or incurrence of new or additional Senior Debt, (B) notice of any action taken or omitted by the Senior Creditors in reliance hereon, (C) notice of any default by any Borrower or any other Obligor, (D) notice that any portion of the Senior Debt is due, and
(E) notice of any action against any Borrower or any other Obligor, or any enforcement or other action with respect to any Senior Collateral, or the assertion of any right of any Senior Creditor hereunder; PROVIDED, however, that nothing contained in this Section 3.05(vi) shall be deemed to limit the obligations of any Obligor to provide notices in accordance with the terms of the Junior Documents.

         3.06 NO SUBROGATION. UNTIL THE PAYMENT IN FULL OF THE SENIOR DEBT, EACH JUNIOR CREDITOR WAIVES ANY AND ALL RIGHTS OF SUBROGATION WITH RESPECT TO THE SENIOR LIENS, ANY OTHER RIGHT TO ENFORCE ANY REMEDY THAT THE SENIOR CREDITORS NOW OR HEREAFTER MAY HAVE AGAINST ANY BORROWER OR ANY OTHER OBLIGOR OR ANY COLLATERAL, AND ANY AND ALL SIMILAR RIGHTS THE SENIOR CREDITORS MAY HAVE AGAINST ANY BORROWER OR ANY OTHER OBLIGOR, UNDER APPLICABLE LAW OR OTHERWISE.

         3.07 BANKRUPTCY NO DISCHARGE. Without limiting Section 3.03, this Agreement shall not be discharged or otherwise affected by any Insolvency or Liquidation Proceeding commenced by or against any Borrower or any other Obligor, including (i) any discharge of, or bar or stay against collecting, all or any part of the Senior Debt in or as a result of any such proceeding, whether or not assented to by any Senior Creditor, (ii) any disallowance of all or any portion of any Senior Creditor's claim for repayment of the Senior Debt , (iii) any use of cash or other Senior Collateral in any such proceeding, (iv) any agreement or stipulation as to adequate protection in any such proceeding, (v) any failure by any Senior Creditor to file or enforce a claim against any Borrower or any other Obligor or its estate in any such proceeding, (vi) any amendment, modification, stay or cure of any Senior Creditor's rights that may occur in any such proceeding, (vii) any election by any Senior Creditor under
Section 1111(b)(2) of the Bankruptcy Code, or (viii) any borrowing or grant of a Lien under Section 364 of the Bankruptcy Code.

         3.08 TRANSFEREES OF JUNIOR CREDITORS; NOTICE OF SUBORDINATION. To the extent permissible under Applicable Law, all security agreements, pledge agreements, deeds of trust, mortgages and financing statements included in the Junior Documents shall indicate that the Junior Liens thereunder are subject and subordinate to the Senior Liens.

         3.09 REPRESENTATIONS AND WARRANTIES. Each party hereto represents and warrants to each of the other parties that the execution, delivery and performance of this Agreement are within its corporate power and authority and have been duly authorized by all necessary corporate action and that this Agreement constitutes the legal, valid and binding obligation of such party enforceable against it in accordance with its terms, except as enforceability may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.

                                   ARTICLE IV
                                    GENERAL

         4.01 EXPENSES OF ENFORCEMENT, INCLUDING ATTORNEYS' FEES. The Obligors agree, jointly and severally, to pay to the Senior Creditors and the Junior Collateral Agent, any and all advances, charges, costs and expenses, including the fees and expenses of counsel, that the Senior Creditors and the Junior Collateral Agent may incur in connection with (a) the exercise or enforcement of any of the rights, powers or remedies of the Senior Creditors or the Junior Collateral Agent under this Agreement, or (b) the failure by the Junior Collateral Agent to perform or observe any of the provisions hereof.

         4.02 AMENDMENTS AND OTHER MODIFICATIONS. No amendment of any provision of this Agreement (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the Senior Agent and the Junior Collateral Agent and, if the rights or obligations of any Borrower or any other Obligor are materially affected thereby, such Borrower and such Obligor. Any waiver or consent relating to any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Junior Creditor in any case shall entitle such Junior Creditor to any other or further notice or demand in similar or other circumstances.

         4.03 CUMULATIVE REMEDIES; FAILURE OR DELAY. The rights and remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Senior Creditors under Applicable Law, the other Senior Documents or otherwise. No failure or delay on the part of the Senior Creditors in the exercise of any power, right or remedy under this Agreement shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

         4.04 NOTICES, ETC. All notices and other communications under this Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 4.04, notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated on
Schedule 4.04.

         4.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and, subject to the next sentence, inure to the benefit of the Junior Creditors, the Senior Creditors, the Obligors and their respective successors and assigns. Neither the Junior Collateral Agent nor any Obligor shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the Senior Agent; PROVIDED, however, that any successor Trustee under the Junior Agreement shall automatically become the Junior Collateral Agent hereunder. The benefits of this Agreement shall pass automatically with any assignment of the

Senior Debt or the Senior Liens (or any portion thereof), to the extent of such assignment.

         4.06 PAYMENTS SET ASIDE. Notwithstanding anything to the contrary herein contained, this Agreement and the subordinations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment or distribution, or any part thereof, of or with respect to any or all of the Senior Debt or the Senior Liens is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Senior Creditor in connection with any Insolvency or Liquidation Proceeding involving any Borrower, any other Obligor or otherwise, or if any Senior Creditor elects to return any such payment or distribution or any part thereof in its discretion, all as though such payment or distribution had not been made. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement shall have been cancelled or surrendered, this Agreement shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Junior Creditors in respect of the amount of the affected payment or distribution.

         4.07 CONTINUING AGREEMENT OF SUBORDINATION; TERMINATION.

         (a) This Agreement shall create a continuing agreement of subordination and, except as provided below, all agreements, representations and warranties made herein shall survive until, and this Agreement shall terminate only upon, the indefeasible Payment in Full of the Senior Debt and the indefeasible release or satisfaction of the Senior Liens.

         (b) Any investigation at any time made by or on behalf of the Senior Creditors shall not diminish the right of the Senior Creditors to rely on the agreements, representations or warranties set forth herein.

         (c) If notwithstanding the foregoing the Junior Creditors shall have any right under applicable law to terminate this Agreement prior to indefeasible Payment in Full and termination of all such financing arrangements, no such termination shall be effective until noon the next business day after the Senior Agent shall have received written notice thereof. Any such termination shall not affect this Agreement in relation to (i) any Senior Debt that was incurred or arose prior to the effective time of such notice, (ii) any Senior Debt incurred or arising after such effective time where such Senior Debt is incurred or arises either pursuant to commitments existing at such effective time or incurred for the purpose of protecting or enforcing rights against any Borrower, any other Obligor or any collateral or (iii) any renewals, extensions, re-advances, modifications or rearrangements of any of the foregoing.

         (d) Notwithstanding anything in this Agreement or Applicable Law to the contrary, the agreements the parties set forth in Sections 2.02(d), 2.02(e), 3.02(d), 4.01 and 4.06 shall survive the termination of this Agreement.

         4.08 GOVERNING LAW; CHOICE OF FORUM. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Pursuant to
Section 5-1402 of the New York General Obligations Law, all actions or proceedings arising in connection with this Agreement shall be tried and litigated in, and each Junior Creditor, each Senior Creditor and each Obligor hereby consents to the non-exclusive jurisdiction of, state or federal courts located in the Borough of Manhattan, New York City, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. EACH JUNIOR CREDITOR, EACH SENIOR CREDITOR AND EACH OBLIGOR WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE PERSONAL JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

         4.09 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. Faxed signatures to this Agreement shall be considered valid and original signatures for all purposes.

         4.10 COMPLETE AGREEMENT. This Agreement, together with the exhibits and schedules hereto, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

         4.11 LIMITATION OF LIABILITY.

         (a) Neither the Junior Creditors nor the Senior Creditors or any of their respective affiliates, directors, officers, employees or agents shall make any claim for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the each such Person hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         (b) Notwithstanding anything contained herein, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as owner trustee for that certain trust (the "1986 Trust") created pursuant to the Trust Agreement, dated as of February 25, 1986, as amended and restated pursuant to the Amended and Restated Trust Agreement, dated as of August 31, 1987, as amended on August 31, 1988, and as amended and restated pursuant to the Second Amended and Restated Trust Agreement, dated as of September 29, 1995, and as amended as of May 8, 2003, among Evergreen International Aviation, Inc. (an assignee of Evergreen Holdings, Inc.) as successor to 747, Inc. and King Christian, Inc. and Delford M. Smith, as beneficiaries, and Wilmington Trust Company, not in its individual capacity, but solely as owner trustee (as so amended and restated, the "1986 Trust Agreement"), in the exercise of the powers and authority conferred and vested in it under the 1986 Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of such owner trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust Estate (as defined in the 1986 Trust Agreement) and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of such owner trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the owner trustee under this Agreement, the Senior Documents or the Junior Documents; except as otherwise provided in the 1986 Trust Agreement.

         4.12 WAIVER OF TRIAL BY JURY. THE JUNIOR CREDITORS AND THE SENIOR CREDITORS WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS AGREEMENT OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                             JUNIOR COLLATERAL AGENT
                             JP MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

                             By: /s/ David B. Knox
                                ------------------
                             Name: David B. Knox
                                  ---------------
                             Title: Assistant Vice President
                                   -------------------------
          SENIOR AGENT
                             WELLS FARGO FOOTHILL, INC.,
            as Agent

                             By:  /s/ Todd Nokamoto
                                  -----------------
                             Name:  Todd Nakamoto
                                   ----------------
                             Title: Vice President
                                    ----------------

AGREED TO AND ACCEPTED AS
OF THE DATE OF THIS
AGREEMENT:

                          EVERGREEN INTERNATIONAL AVIATION, INC.

                          By:  /s/ John A. Irwin
                              -----------------------------------------------
                          Name: John A. Irwin
                                ---------------------------------------------
                          Title: Treasurer
                                 --------------------------------------------

                          Address: 3850 Three Mile Lane
                                   McMinnvile OR, 97128


                          EVERGREEN INTERNATIONAL AIRLINES, INC.

                          By:  /s/ John A. Irwin
                              -----------------------------------------------
                          Name: John A. Irwin
                                ---------------------------------------------
                          Title: Treasurer
                                 --------------------------------------------

                          Address: 3850 Three Mile Lane
                                   McMinnvile OR, 97128

                          EVERGREEN AVIATION GROUND LOGISTICS ENTERPRISE, INC.

                          By:  /s/ John A. Irwin
                              -----------------------------------------------
                          Name: John A. Irwin
                                ---------------------------------------------
                          Title: Treasurer
                                 --------------------------------------------

                          Address: 3850 Three Mile Lane
                                   McMinnvile OR, 97128


                          EVERGREEN HELICOPTERS, INC.


                          By:  /s/ John A. Irwin
                              -----------------------------------------------
                          Name: John A. Irwin
                                ---------------------------------------------
                          Title: Treasurer
                                 --------------------------------------------

                          Address: 3850 Three Mile Lane
                                   McMinnvile OR, 97128

         AGREED TO AND ACCEPTED AS
         OF THE DATE OF THIS
         AGREEMENT:

                         EVERGREEN AIR CENTER, INC.,


                         By:  /s/ Gwenna R. Wootress
                             -----------------------------------------------
                         Name: Gwenna R. Wootress
                               ---------------------------------------------
                         Title: Secretary
                                --------------------------------------------

                         Address: 3850 Three Mile Lane
                                  McMinnvile OR, 97128


                         EVERGREEN AIRCRAFT SALES AND LEASING CO.


                         By:  /s/ John A. Irwin
                             -----------------------------------------------
                         Name: John A. Irwin
                               ---------------------------------------------
                         Title: Treasurer
                                --------------------------------------------

                         Address: 3850 Three Mile Lane
                                  McMinnvile OR, 97128


                         EVERGREEN HELICOPTERS INTERNATIONAL, INC.


                         By:  /s/ John A. Irwin
                             -----------------------------------------------
                         Name: John A. Irwin
                               ---------------------------------------------
                         Title: Treasurer
                                --------------------------------------------

                         Address: 3850 Three Mile Lane
                                  McMinnvile OR, 97128

         AGREED TO AND ACCEPTED AS
         OF THE DATE OF THIS
         AGREEMENT:

                           EVERGREEN EQUITY, INC.


                           By:  /s/ John A. Irwin
                               -----------------------------------------------
                           Name: John A. Irwin
                                 ---------------------------------------------
                           Title: Treasurer
                                  --------------------------------------------

                           Address: 3850 Three Mile Lane
                                    McMinnvile OR, 97128


                           EVERGREEN HELICOPTERS OF ALASKA, INC.

                           By:  /s/ John A. Irwin
                               -----------------------------------------------
                           Name: John A. Irwin
                                 ---------------------------------------------
                           Title: Treasurer
                                  --------------------------------------------

                           Address: 3850 Three Mile Lane
                                    McMinnvile OR, 97128



                           SYS-TEMS LOGISTIX, INC.

                           By:  /s/ John A. Irwin
                               -----------------------------------------------
                           Name: John A. Irwin
                                 ---------------------------------------------
                           Title: Treasurer
                                  --------------------------------------------

                           Address: 3850 Three Mile Lane
                                    McMinnvile OR, 97128

         AGREED TO AND ACCEPTED AS
         OF THE DATE OF THIS
         AGREEMENT:


                            EVERGREEN HOLDINGS, INC.

                            By:  /s/ John A. Irwin
                                -----------------------------------------------
                            Name: John A. Irwin
                                  ---------------------------------------------
                            Title: Treasurer
                                   --------------------------------------------

                            Address: 3850 Three Mile Lane
                                     McMinnvile OR, 97128

         AGREED TO AND ACCEPTED AS
         OF THE DATE OF THIS
         AGREEMENT:

              THE 1986 TRUST

              By:   WILMINGTON TRUST COMPANY,
                     not in its individual capacity but solely as the owner trustee of the 1986 Trust

                     By:  /s/ John A. Irwin
                         -----------------------------------------------
                     Name: John A. Irwin
                           ---------------------------------------------
                     Title: Treasurer
                            --------------------------------------------

                     Address: 3850 Three Mile Lane
                              McMinnvile OR, 97128

                                                                SCHEDULE 4.04.

                                    ADDRESSES

(I) IF TO THE SENIOR CREDITORS, TO THE SENIOR AGENT AT:













(II) IF TO THE JUNIOR CREDITORS, TO THE JUNIOR COLLATERAL AGENT AT:

         JP Morgan Trust Company, National Association
         660 S. Mill Avenue, 4th Floor
         Tempe, AZ 85281
         Facsimile:  (928) 368-6938
         Attention:  Corporate Trust Administration/David B. Knox